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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF EARLIEST EVENT REPORTED: SEPTEMBER 7, 1998


                            ABLE TELCOM HOLDING CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                      FLORIDA                  0-21986           65-0013218
         (STATE OR OTHER JURISDICTION OF    (COMMISSION        (IRS EMPLOYER
          INCORPORATION OR ORGANIZATION)      FILE NO.)      IDENTIFICATION NO.)

              1601 FORUM PLACE
                    SUITE 1110
         WEST PALM BEACH, FLORIDA                                   33401
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                                 (561) 688-0400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

Ernst & Young LLP resigned as auditors of Able Telcom Holding Corp. (the "Company") effective September 7, 1998. On September 2, 1998, prior to the resignation by Ernst & Young LLP, the Company sent out a request for proposal for the audit of the consolidated financial statements of the Company for the year ending October 31, 1998 to several national accounting firms, including Ernst & Young LLP. The final selection of an accounting firm is anticipated to be finalized by the Company in fourth quarter of fiscal 1998.

The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years ended October 31, 1997 and 1996 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the two fiscal years ended October 31, 1997 and 1996, and in the subsequent interim periods, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their reports.

Ernst & Young LLP informed the Company of the existence of the following reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K:

/bullet/ In their Report to the Audit Committee for the year ended October 31,1997, Ernst & Young LLP advised the Company as to the existence of reportable conditions in the Company's system of internal controls. These reportable conditions related to (i) the lack of segregation of duties over the cash disbursements function, (ii) the failure to provide adequate documentation to support the business purpose of certain significant transactions with related parties, and (iii) the lack of monitoring controls over operations of its foreign subsidiaries.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 14, 1998, is filed as Exhibit 1 to this Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Exhibit 1.     Letter from Ernst & Young LLP

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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               ABLE TELCOM HOLDING CORP.
                                                    (REGISTRANT)



September 14, 1998                                   /S/ MARK A. SHAIN
                                                     -----------------
                                                     Mark A. Shain
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX



1.    Letter from Ernst & Young LLP